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                         VANGUARD(R) BALANCED INDEX FUND
   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 9, 2002

                          VANGUARD(R) BOND INDEX FUNDS
   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 9, 2002

                      VANGUARD(R) INSTITUTIONAL INDEX FUNDS
               Vanguard Institutional Total Bond Market Index Fund
   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 26, 2002

The Funds identified above may invest in derivatives to a limited extent, as stated in each Fund's prospectus. The types of derivatives in which the Funds may invest include bond futures contracts, options, credit swaps, interest rate swaps, total return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.
     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.












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Vanguard Marketing Corporation, Distributor.                              092002